Filed under Rule 497(k)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

SA JPMorgan MFS Core Bond Portfolio

(the “Portfolio”)

Supplement dated November 4, 2015, to the Portfolio’s

Summary Prospectus dated May 1, 2015, as amended

In the section entitled “Portfolio Summary: SA JP Morgan MFS Core Bond Portfolio,” the information under the heading “Investment Adviser – Portfolio Managers” is amended by deleting all reference to Douglas Swanson and by supplementing the portfolio manager information for J.P. Morgan Investment Management Inc. (“JPMorgan”) as follows:

Name	Portfolio Manager of the Portfolio Since	Title
Barbara Miller	2015	Managing Director and Portfolio Manager
Christopher Nauseda	2015	Vice President and Portfolio Manager

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.